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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 29549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): NOVEMBER 11, 2003
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                         COMMISSION FILE NUMBER: 1-10643


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                         HALLWOOD REALTY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


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                   DELAWARE                                75-2313955
        (State or other jurisdiction of                 (I.R.S. Employer
        incorporation or organization)               Identification Number)



                 3710 RAWLINS
                  SUITE 1500
                 DALLAS, TEXAS                             75219-4298
   (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (214) 528-5588


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                         HALLWOOD REALTY PARTNERS, L.P.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


Exhibit 99.1 Press Release dated November 11, 2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


On November 11, 2003, Hallwood Realty Partners, L.P. issued a press release regarding its results of operations for the quarter ended September 30, 2003. The full text of the press release is attached as Exhibit 99.1.



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                         HALLWOOD REALTY PARTNERS, L.P.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       HALLWOOD REALTY PARTNERS, L.P.

                                       By: HALLWOOD REALTY, LLC
                                           General Partner


Date: November 11, 2003                By: /s/ JEFFREY D. GENT
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                                           Jeffrey D. Gent
                                           Vice President - Finance
                                           (Principal Financial and Accounting
                                           Officer)



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